                                                                    EXHIBIT 99.3

                   HomeTown Buffet, Inc. and Subsidiaries
                        Consolidated Balance Sheets
                     (In thousands, except share data)
                                (Unaudited)

                                                July 17,       January 3,
                Assets                              1996             1996
                ------                              ----             ----
Current assets:
  Cash and cash equivalents .................   $  3,172         $  1,155
  Short-term investments ....................     14,958           27,828
  Receivables ...............................      2,321            2,830
  Inventories ...............................      1,152            1,094
  Prepaid expenses ..........................      1,080              865
  Pre-opening costs .........................      1,471            1,784
                                                --------         --------
    Total current assets ....................     24,154           35,556
Property and equipment, net .................    119,275          107,946
Other assets ................................      3,283            2,355
                                                --------         --------
                                                $146,712         $145,857
                                                ========         ========

 Liabilities and Stockholders' Equity

Current liabilities:
 Accounts payable, trade .................... $    8,437         $ 12,357
 Accrued expenses ...........................      8,130            5,453
 Deferred income taxes ......................        469              542
 Current portion of capital leases ..........      2,111            2,012
 Short-term debt ............................          0            2,000
                                                --------         --------
  Total current liabilities .................     19,147           22,364


Deferred income taxes .......................      1,930            1,530
Long-term portion of capital leases .........      6,045            7,143
Other liabilities ...........................      1,790            1,102
Long-term debt ..............................     41,500           41,500

Stockholders' equity:
 Common stock, $.01 par value.
 Authorized 20,000,000 shares;
 11,654,379 shares and 11,581,779
 shares issued and outstanding at the
 end of second quarter 1996 and fiscal
 1995, respectively .........................        117              116
 Additional paid-in capital .................     62,265           62,065
 Retained earnings ..........................     13,918           10,037
                                                --------         --------

  Total stockholders' equity ................     76,300           72,218
                                                --------         --------

                                              $  146,712        $ 145,857
                                                ========         ========

       See accompanying notes to consolidated financial statements.

                  HomeTown Buffet, Inc. and Subsidiaries
                      Consolidated Income Statements
                   (In thousands, except per share data)
                                (Unaudited)

                                                        Twelve Weeks           Twenty-Eight
                                                           Ended               Weeks Ended
                                                     -----------------      -----------------
                                                     July 17,  July 12,     July 17,  July 12,
                                                        1996      1995         1996      1995
                                                     -------   -------      -------   -------
 Revenues:
 Net restaurant sales .............................  $50,965   $34,589     $112,368   $72,923
 Franchise income, net (primarily related party) ..      225       226          569       507
                                                     -------   -------      -------   -------
    Total revenues ................................   51,190    34,815      112,937    73,430
                                                     -------   -------      -------   -------
 Costs and expenses:
 Cost of restaurant sales .........................   17,767    12,551       39,741    26,580
 Restaurant operating expenses:
   Labor ..........................................   14,473     9,687       32,445    20,973
   Occupancy and other ............................    8,253     5,372       18,084    11,172
 General and administrative expenses ..............    3,096     2,233        7,146     4,838
 Depreciation and amortization ....................    3,396     2,278        7,600     4,885
                                                     -------   -------      -------   -------
    Total costs and expenses ......................   46,985    32,121      105,016    68,448
                                                     -------   -------      -------   -------
    Income from operations ........................    4,205     2,694        7,921     4,982
 Interest expense .................................     (900)     (230)      (2,114)     (410)
 Interest income ..................................      244        86          643       195
 Other income (expense), net ......................       (5)       28           19        29
                                                     -------   -------      -------   -------
      Net income before income taxes ..............    3,544     2,578        6,469     4,796
 Income taxes .....................................    1,418       954        2,588     1,775
                                                     -------   -------      -------   -------
      Net income ..................................  $ 2,126   $ 1,624      $ 3,881   $ 3,021
                                                     =======   =======      =======   =======
 Net income per common and
   common equivalent shares                          $  0.18   $  0.14      $  0.32   $  0.25
                                                     =======   =======      =======   =======
 Weighted average common and common
   equivalent shares                                  12,091    11,976       12,024    11,947
                                                     =======   =======      =======   =======

       See accompanying notes to consolidated financial statements.

                  HomeTown Buffet, Inc. and Subsidiaries
                   Consolidated Statements of Cash Flows
                              (In thousands)
                                (Unaudited)

                                                               Twenty-Eight
                                                                Weeks Ended
                                                           ---------------------
                                                            July 17,    July 12,
                                                               1996        1995
                                                           --------    --------
Cash flows from operating activities:
Net income .............................................   $  3,881    $  3,021
Adjustments to reconcile net income to cash provided
    by operating activities:
Depreciation and amortization ..........................      7,600       4,885
Amortization of premium/discount on investments ........          0         (41)
Changes in assets and liabilities:
Receivables ............................................        509       1,832
Inventories ............................................        (58)       (161)
Prepaid expenses .......................................       (215)       (304)
Pre-opening costs ......................................       (958)     (1,035)
Other assets ...........................................       (998)        122
Accounts payable, trade ................................     (3,920)     (3,827)
Accrued expenses. ......................................      2,677       1,404
Deferred income taxes ..................................        327         379
Other liabilities ......................................        688         193
                                                           --------    --------
Net cash provided by operating activities...............      9,533       6,468
                                                           --------    --------
Cash flows from investing activities:
Purchase of investments ................................   (106,349)     (5,645)
Proceeds from sale of investments ......................    119,219      11,185
Purchase of property and equipment .....................    (17,588)    (22,880)
                                                           --------    --------
Net cash used in investing activities ..................     (4,718)    (17,340)
                                                           --------    --------
Cash flows from financing activities:
Sale of common stock ...................................        201          84
Proceeds on borrowings .................................      3,000      20,831
Payments on borrowings .................................     (5,000)     (9,375)
Payments on capital leases .............................       (999)       (699)
                                                           --------    --------
Net cash provided by financing activities ..............     (2,798)     10,841
                                                           --------    --------
 Increase/(decrease) in cash and cash equivalents ......      2,017         (31)
Cash and cash equivalents at beginning of period .......      1,155          85
                                                           --------    --------
Cash and cash equivalents at end of period .............   $  3,172    $     54
                                                           ========    ========
Supplemental disclosure of cash flow information:
Cash paid for:
Interest ...............................................   $  1,672    $    410
Income taxes ...........................................   $  1,824    $  1,435

       See accompanying notes to consolidated financial statements.

                  HomeTown Buffet, Inc. and Subsidiaries
                Notes to Consolidated Financial Statements

1. In the opinion of Management, the accompanying unaudited consolidated Financial Statements contain all adjustments, which are of a normal recurring nature, necessary to present fairly the financial position as of July 17, 1996 and the results of operations for the twelve weeks ended July 17, 1996 and July 12, 1995 and the results of operations and cash flows for the twenty-eight weeks ended July 17, 1996 and July 12, 1995. The results of operations for the twelve weeks and twenty-eight weeks are not necessarily indicative of the results for the entire fiscal year ending January 1, 1997.

     These financial statements have been prepared by HomeTown Buffet, Inc. (the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such regulations, although the Company believes the disclosures provided are adequate to prevent the information presented from being misleading.

     These financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report for the fiscal year ended January 3, 1996.

2. Primary and fully diluted net income per share are computed using the weighted average number of common and dilutive common equivalent shares assumed to be outstanding during the period. Common equivalent shares consist of options to purchase common shares. The treasury stock method was used to calculate the common equivalent number of shares from options.